FORM 8-K

                          CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                   Date of report: August 22, 2006
                  (Date of earliest event report)

                        eCom eCom.com, Inc.
     -------------------------------------------------------
     (Exact name of Registrant as specified in its charter)

        Florida                            65-0538051
 --------------------------------     -------------------
 (State or other jurisdiction            (IRS Employer
  of incorporation)                   Identification No.)

                             000-23617
                       ---------------------
                       (Commission File No.)


              100 Village Square Crossing Suite 202
                    Palm Beach Gardens, FL 33410
                           561-207-6395
 --------------------------------------------------------------
 (Address and Telephone Number of Principal Executive Offices)



 -------------------------------------------------------------
 (Former name or former address, if changed since last report)



                      Barney A. Richmond
             100 Village Square Crossing Suite 202
                   Palm Beach Gardens, FL 33410
                          561-207-6395
   -----------------------------------------------------------
   (Name, Address and Telephone Number of Agent for Service)


INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 8.01.  Other Events and Required FD Disclosure

On August 18, 2006 the 'Joint Plan of Reorganization of Debtor and American Capital Holdings, Inc.' was filed with the United States Southern District Bankruptcy Court by Kluger, Peretz, Kaplan & Berlin, the attorneys for the Debtor, eCom eCom.com, Inc. and Schiff-Hardin LLP, the attorneys for American Capital Holdings, Inc. Information regarding the Joint Plan of Reorganization can be reviewed on eComeCom.com, Inc's website at www.ecomecom.net/news/jointplan081806.pdf.

The plan, which is subject to Bankruptcy Court approval, calls for the issuance of Thirty One Million Five Hundred Ninety Three Thousand Sixty Four (31,593,064) Common Shares to the Creditors listed in Exhibit "A" of the Plan. It is the intent of American Capital Holdings, Inc., if the Plan of Reorganization is confirmed by the Bankruptcy Court, to distribute the Twenty Three Million Two Hundred Eight Thousand Three Hundred Eight One (23,280,381) common shares as a dividend to American Capital Holdings, Inc's shareholders. The proposed date of record for this proposed stock dividend, which is subject to Bankruptcy Court approval, will be five (5) business days subsequent to the Plan of Reorganization's confirmation by the Bankruptcy Court.


In other matters, the National Association of Securities Dealers, (NASD) declared August 8, 2006 the ex-dividend date for the distribution of shares of American Capital Holdings, Inc. to the Shareholders of eCom eCom. The dividend of .05 of a share of American Capital Holdings, Inc. for each share of eCom owned on January 5, 2004, the record date. These shares were distributed on August 7, 2006.


FORWARD-LOOKING STATEMENTS

This report contains "forward-looking" statements, as that term is defined by federal securities laws. You can find these statements by looking for words such as "may," "will," "expect," "anticipate," "believe," "estimate" and similar words in this report. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. Risks and uncertainties that could cause actual results to vary materially from those anticipated by the forward-looking statements included in this report include unexpected difficulties in preparing the additional cash reconciliation.


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


eCom eCom.com, Inc.
(Registrant)


Date: August 22, 2006


 /s/ Barney A. Richmond

Barney A. Richmond
Chairman and Chief Executive Officer
eCom eCom.com, Inc.